EXHIBIT 99.22

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of adjustable rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) with initial fixed rate periods of various numbers of years  for which WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitied Pools:	WMALT 2007-OC2		WMALT 2007-OC1		WMALT 2007-HY2		WMALT 2007-HY01		WMALT 06-AR10
Mortgage Loan Characteristics as of Pool Settlement Date (1):	06/27/2007		05/11/2007		03/28/2007		01/30/2007		12/28/2006

Number of Mortgage Loans	1,140		1,765		884		1,608		1,565
Aggregate Principal Balance	$480,031,147.45		$519,159,586.94		$412,140,321.14		$500,261,670.73		$501,048,604.18
Approximate Weighted Average Mortgage Interest Rate	6.86%		6.98%		6.74%		6.72%		6.76%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%
5.001 - 6.000%	87	6.96%	60	3.72%	100	12.38%	129	8.28%	145	9.68%
6.001 - 7.000%	690	59.94%	1,060	59.36%	546	63.41%	1,118	69.49%	1,028	67.75%
7.001 - 8.000%	339	31.49%	513	29.67%	190	20.02%	304	19.38%	345	19.40%
8.001 - 9.000%	24	1.61%	123	6.96%	46	4.08%	56	2.83%	44	3.04%
9.001 or Greater%	0	0.00%	9	0.29%	2	0.12%	1	0.01%	2	0.13%

Approximate Weighted Average Original Term (in months)	360		361.86		360.03		361.95		360
Approximate Weighted Average Remaining Term (in months)	357.26		358.66		357.6		355.95		357.52
Approximate Weighted Average Loan-To-Value Ratio	75.74%		78.08%		71.90%		71.32%		72.39%
Approximate Weighted Average Credit Score (2)	715.15		705.35		720.54		719.2		716.99
Minimum Credit Score (2)	515		600		579		600		600
Maximum Credit Score (2)	814		999		816		819		820

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	685	62.94%	1,070	60.69%	583	68.09%	931	58.47%	918	58.31%
Duplex	62	5.23%	95	5.39%	35	4.11%	92	6.13%	99	7.57%
Triplex	19	2.42%	30	2.51%	16	2.42%	32	2.51%	25	2.20%
Fourplex	30	2.88%	26	2.27%	9	1.04%	47	4.34%	32	2.65%
Townhouse	1	0.06%	6	0.34%	0	0.00%	0	0.00%	2	0.11%
Low Rise Condominium - 1-3 Stories	139	10.32%	227	10.01%	79	6.46%	227	12.05%	209	11.35%
Planned Unit Development	197	15.81%	302	18.31%	160	17.65%	277	16.45%	275	17.52%
Housing Cooperative	1	0.03%	0	0.00%	0	0.00%	1	0.02%	0	0.00%
Other	6	0.31%	9	0.48%	2	0.23%	1	0.02%	5	0.29%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	642	57.36%	1,112	62.06%	403	41.90%	815	48.53%	779	48.55%
Rate/Term Refinance	213	18.36%	189	11.72%	185	22.73%	332	21.04%	316	20.26%
Cash Out Refinance	285	24.28%	464	26.22%	296	35.37%	461	30.43%	470	31.19%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	4	0.11%	2	0.14%	0	0.00%	1	0.03%	6	0.20%
Alaska	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Arizona	39	2.92%	89	4.31%	35	3.48%	66	3.15%	83	3.96%
Arkansas	0	0.00%	1	0.03%	0	0.00%	0	0.00%	3	0.07%
California	557	58.24%	648	47.27%	450	57.78%	659	52.45%	567	46.80%
Colorado	25	2.18%	21	0.91%	16	1.80%	27	1.36%	52	3.01%
Connecticut	5	0.61%	3	0.19%	6	0.72%	10	0.73%	11	1.04%
Delaware	3	0.23%	4	0.09%	1	0.49%	4	0.15%	1	0.05%
District Of Columbia	3	0.28%	2	0.08%	0	0.00%	0	0.00%	3	0.37%
Florida	102	7.58%	312	14.38%	49	5.18%	167	7.68%	134	6.36%
Georgia	22	1.20%	28	1.07%	3	0.17%	43	1.77%	24	0.72%
Hawaii	1	0.09%	14	0.82%	1	0.24%	5	0.49%	7	0.79%
Idaho	2	0.08%	4	0.29%	4	0.47%	2	0.07%	6	0.17%
Illinois	50	3.66%	147	6.81%	33	3.74%	111	5.37%	101	5.46%
Indiana	1	0.18%	10	0.41%	3	0.18%	5	0.11%	6	0.17%
Iowa	1	0.01%	2	0.03%	1	0.04%	3	0.10%	0	0.00%
Kansas	0	0.00%	1	0.04%	0	0.00%	1	0.05%	2	0.04%
Kentucky	0	0.00%	1	0.02%	0	0.00%	0	0.00%	1	0.08%
Louisiana	1	0.07%	2	0.04%	0	0.00%	0	0.00%	0	0.00%
Maine	0	0.00%	1	0.02%	0	0.00%	1	0.01%	1	0.02%
Maryland	35	2.20%	59	3.27%	9	0.79%	20	1.04%	34	2.52%
Massachusetts	15	1.33%	32	1.86%	23	2.70%	32	2.76%	20	1.44%
Michigan	13	0.61%	9	0.37%	5	0.33%	15	0.72%	63	2.18%
Minnesota	9	0.56%	17	0.79%	9	0.90%	15	0.60%	21	1.20%
Mississippi	0	0.00%	1	0.03%	0	0.00%	0	0.00%	1	0.06%
Missouri	7	0.21%	11	0.37%	4	0.21%	16	0.66%	10	0.29%
Montana	0	0.00%	0	0.00%	0	0.00%	1	0.03%	0	0.00%
Nebraska	0	0.00%	3	0.06%	0	0.00%	0	0.00%	1	0.02%
Nevada	28	1.81%	58	2.54%	33	3.31%	48	2.32%	35	2.22%
New Hampshire	1	0.05%	3	0.12%	2	0.13%	2	0.07%	7	0.47%
New Jersey	11	0.87%	25	1.34%	16	1.71%	29	1.88%	23	1.44%
New Mexico	2	0.08%	13	0.73%	6	0.33%	7	0.26%	2	0.10%
New York	40	4.09%	30	2.39%	20	2.82%	41	2.83%	34	2.74%
North Carolina	3	0.26%	16	0.86%	5	0.30%	6	0.25%	11	0.40%
North Dakota	0	0.00%	0	0.00%	0	0.00%	1	0.02%	0	0.00%
Ohio	7	0.25%	3	0.05%	4	0.32%	8	0.16%	16	0.56%
Oklahoma	0	0.00%	4	0.13%	0	0.00%	2	0.06%	4	0.11%
Oregon	22	1.23%	24	0.98%	34	2.45%	40	1.74%	42	2.06%
Pennsylvania	2	0.12%	8	0.26%	5	0.11%	10	0.41%	13	0.50%
Rhode Island	3	0.37%	3	0.12%	1	0.06%	4	0.18%	4	0.18%
South Carolina	4	0.26%	10	0.55%	1	0.12%	3	0.50%	11	0.58%
South Dakota	2	0.14%	0	0.00%	0	0.00%	2	0.04%	0	0.00%
Tennessee	0	0.00%	26	0.51%	0	0.00%	6	0.16%	6	0.39%
Texas	16	0.83%	23	0.67%	30	1.31%	41	1.30%	26	1.21%
Utah	18	1.18%	21	1.05%	9	0.97%	24	0.89%	15	0.70%
Virginia	23	1.79%	32	2.00%	14	1.69%	7	0.34%	45	3.08%
Vermont	0	0.00%	0	0.00%	0	0.00%	1	0.04%	1	0.05%
Washington	61	4.20%	34	1.73%	51	5.13%	115	7.03%	102	5.75%
Wisconsin	0	0.00%	8	0.24%	1	0.02%	7	0.22%	3	0.13%
West Virginia	1	0.08%	0	0.00%	0	0.00%	0	0.00%	6	0.28%
Wyoming	1	0.05%	0	0.00%	0	0.00%	0	0.00%	1	0.03%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.